                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) AUGUST 13, 2002



                           SCORES HOLDING COMPANY INC.

             (Exact name of registrant as specified in its charter)


                UTAH                            0-16665                           87-0426358
----------------------------------      ------------------------      ---------------------------------
   State or other jurisdiction          (Commission File Number)      (IRS Employer Identification No.)
of incorporation or organization)


                     150 E. 58TH STREET, NEW YORK, NY 10022
         ---------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                 (212) 421-8480
         ---------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




         ---------------------------------------------------------------
          (Former Name or Former Address If Changed since Last Report.)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On August 13, 2002 a triangular merger among Registrant, HEIR Holding Company Inc. a Delaware corporation ("HEIR"), and Scores Acquisition Corp. ("SAC"), a Delaware corporation and wholly owned subsidiary of Registrant, was completed. The merger was based upon an August 7, 2002 Agreement and Plan of Merger among the parties. Pursuant to the merger (i) SAC was merged with and into HEIR; (ii) the HEIR shareholders exchanged all of their HEIR shares, constituting all of the issued and outstanding capital stock of HEIR, for an aggregate of 3,000,000 shares of Registrant's restricted common stock making HEIR a wholly owned subsidiary of Registrant; and (iii) HEIR, the surviving corporation in the merger, changed its name to Scores Licensing Corp. The HEIR shareholders were Richard Goldring, Elliot Osher and William Osher, each of whom is an affiliate of the Registrant. Mr. Goldring is an officer, director and principal shareholder of Registrant. Elliot Osher and William Osher are principal shareholders of Registrant. Scores Licensing Corp. is the owner of all of the intellectual property rights to the "SCORES" trademark, name and brand. The determination of the number of shares of Registrant's stock to be exchanged for the HEIR shares was based upon the valuation given to HEIR's assets in an arms length transaction in which HEIR had previously acquired such assets.

      Immediately, prior to the merger, HEIR completed a $1,000,000 financing transaction pursuant to Rule 504 of Regulation D of the General Rules and Regulations under the Securities Act of 1933 as amended pursuant to an August 7, 2002 Convertible Debenture Purchase Agreement (the "Purchase Agreement") between HEIR and an accredited Colorado investor (the "Investor"). In connection therewith, HEIR sold a 1% $1,000,000 convertible debenture due August 6, 2007 (the "HEIR Debenture") to the Investor. The unpaid principal amount of the HEIR Debenture was convertible into unrestricted shares of HEIR common stock to be held in escrow pending the repayment or conversion of the HEIR Debenture. Pursuant to the merger, Registrant assumed all obligations of HEIR under the HEIR Debenture and issued the holder thereof its 1% $1,000,000 convertible debenture due August 6, 2007 (the "Convertible Debenture") in exchange for the HEIR Convertible Debenture. The material terms of the Convertible Debenture are identical to the terms of the HEIR Convertible Debenture except that the unpaid principal amount of the Convertible Debenture is convertible into unrestricted shares of Registrant's common Stock (the "Common Shares"). The per share conversion price for the Convertible Debenture in effect on any conversion date is the lesser of (a) $1.15 or sixty-five percent (65%) of the average of the closing bid prices per share of Registrant's common stock during the five (5) trading days immediately preceding August 13, 2002 or (b) fifty percent (50%) of the average of the three (3) lowest closing bid prices per share of Registrant's common stock during the forty (40) trading days immediately preceding the date on which the holder of the Convertible Debenture provides the escrow agent with a notice of conversion. The number of shares of Registrant's common stock issuable upon conversion is also subject to anti-dilution provisions.

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ITEM 5.     OTHER EVENTS.

      On August 13, 2002, Registrant received a $1,000,000 loan (the "Loan") from a private equity fund which it intends to use in furtherance of its adult entertainment business. The Loan is evidenced by an August 7, 2002 Loan Agreement (the "Loan Agreement") and August 7, 2002 Promissory Note (the "Note") between Registrant and the fund. The Note bears interest at the rate of 6% per annum and is due August 6, 2007. Interest thereon is payable annually. The Loan Agreement contains a special repayment provision which provides that in the event during the five year term of the Loan, a minimum of 8,000,000 shares of Registrant's common stock have been traded on the OTCBB or such other US public markets or stock exchanges on which such common stock may have been traded during such period, Registrant may at its option, repay all remaining interest and principal due on the Loan by issuing to Lender 100,000 of Registrant's common stock purchase warrants, each to purchase one share of Registrant's common stock at a per share exercise price equal to 75% of the average of the three (3) lowest closing bid prices per share of Registrant's common stock during the forty (40) trading days immediately proceeding the maturity date of the Loan. The number of shares issuable upon exercise of the warrants is subject to anti-dilution provisions.

      Effective August 15, 2002 John Neilson resigned from his positions as secretary and a director of Registrant in order to devote more time to his outside interests. Such resignation was not the result of any disagreements between Registrant and Mr. Neilson relating to Registrant's operations, policies, practices or any other matters.

      On August 13, 2002 Registrant entered into a financing transaction in which it has received a firm commitment from a private equity fund for the purchase of a $2,000,000 convertible debenture from Registrant (the "Debenture"). The closing of the transaction will occur upon the effectiveness of a registration statement (the "Registration Statement") to be filed with the Securities and Exchange Commission in which, among other things, shares of Registrant's common stock issuable upon conversion of the Debenture will be registered for resale by the equity fund. Part of the financing proceeds are intended to be used in connection with Registrant's adult entertainment nightclub intended to be operated at 533-535 West 28th Street in Manhattan under the Scores(TM) name. The terms of the transaction are set forth in an August 7, 2002 Convertible Debenture Purchase Agreement (the "Debenture Purchase Agreement") and an August 7, 2002, $2,000,000 1% Convertible Debenture (the "Debenture") due August 6, 2007 between Registrant and the equity fund. The equity fund will receive the Debenture at the time if fulfills its $2,000,000 commitment to Registrant. The Debenture is convertible into registered shares of Registrant's common stock.

      The per share conversion price for the Debentures in effect on any conversion date is the lesser of (a) $2.25 or one hundred twenty-five percent (125%) of the average of the closing bid prices per share of Registrant's common stock during the five (5) trading days immediately preceding the closing date for the transaction which shall be no later than five (5) business days after the effective date of the Registration Statement or (b) one hundred (100%) of the average of the three (3) lowest closing bid prices per share of Registrant's common stock during the forty (40) trading days immediately preceding the date on which the holder of the Debenture provides a notice of conversion, provided, however, that the maximum number of shares of Registrant's common stock that the Debentures may be converted into shall be 6,000,000 (the "Maximum Conversion"); and further provided, however, that upon the Maximum Conversion, the Registrant may, at its option (a) increase the Maximum Conversion or (b) redeem the unconverted amount of the Debentures in whole or in part at one hundred forty percent (140%) of the unconverted amount of the Debentures being redeemed plus accrued interest thereon. The number of Shares issuable upon conversion of the Debenture is also subject to anti-dilution provisions.

      Pursuant to the Debenture Purchase Agreement, the equity fund will also receive a common stock purchase warrant (the "Warrant") exercisable for the purchase of 250,000 shares of Registrant's common stock, at any time from the date of issuance through August 6, 2007, at a price of $.01 per share, subject to adjustment based upon anti-dilution provisions contained therein. Pursuant to the Debenture Purchase Agreement, the equity fund may be provided with a termination warrant (the "Termination Warrant") entitling it to receive 500,000 restricted shares of Registrant's common stock at a price of $.01 per share, subject to adjustment based upon anti-dilution provision contained therein, if the Debenture Purchase Agreement is terminated pursuant to Section 5.1 thereof, which sets forth certain events of default under the Debenture Purchase Agreement. Piggyback registration rights apply to the shares underlying the Termination Warrant.

      Registrant's obligation to file the Registration Statement is set forth in an August 7, 2002 Registration Rights Agreement between Registrant and the equity fund which requires Registrant to file a Registration Statement with the SEC on or before September 21, 2002 and to have such Registration Statement declared effective on or prior to December 20, 2002. The Registration Statement will register for resale, on behalf of the equity fund, the shares of Registrant's Common Stock issuable upon conversion of the Debenture and exercise of the Warrant. Such shares shall be placed in escrow pending any conversions of the Debenture or exercises of the Warrant.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

7(c)  Exhibits.

2.1 Agreement and Plan of Merger dated as of August 7, 2002 among Registrant, HEIR Holding Company Inc. and Scores Acquisition Corp.

2.2 Certificate of Merger between HEIR Holding Co. Inc. and Scores Acquisition Corp. dated August 7, 2002 as filed with the Delaware Secretary of State on August 13, 2002.

10.1 Convertible Debenture Purchase Agreement dated as of August 7, 2002 between HEIR Holding Co. Inc. and HEM Mutual Assurance LLC.

10.2 Convertible Debenture Purchase Agreement dated as of August 7, 2002 between Registrant and HEM Mutual Assurance Fund Limited.

10.3 Loan Agreement and Promissory Note dated as of August 7, 2002 between Registrant and HEM Mutual Assurance Fund Limited.


                                       5
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SCORES HOLDING COMPANY INC.



Dated:  August 27, 2002             By:  /s/ Richard Goldring
                                         -----------------------------------
                                         Richard Goldring
                                         President & Chief Executive Officer


                                       6
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                                  EXHIBIT INDEX

Exhibit No.    Name of Document                                                       PAGE
-----------    ----------------                                                       ----
   2.1         Agreement and Plan of Merger dated as of August 7, 2002
               among Registrant, HEIR Holding Company Inc.
               and Scores Acquisition Corp.....................................          8

   2.2         Certificate of Merger between HEIR Holding Co. Inc.
               and Scores Acquisition Corp. dated August 7, 2002 as filed
               with the Delaware Secretary of State on August 13, 2002.........         82

   10.1        Convertible Debenture Purchase Agreement dated as of
               August 7, 2002 between HEIR Holding Co. Inc. and HEM
               Mutual Assurance LLC. ..........................................         84

   10.2        Convertible Debenture Purchase Agreement dated as of
               August 7, 2002 between Registrant and HEM Mutual
               Assurance Fund Limited.........................................         155

   10.3        Loan Agreement and Promissory Note dated as of
               August 7, 2002 between Registrant and HEM Mutual
               Assurance Fund Limited.........................................         297


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